Summary Prospectus

Royce Total Return Fund | May 1, 2022

RYTRX Investment Class Symbol | RYTFX Service Class Symbol | RTRIX Institutional Class Symbol

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2022. Each document contains more information about the Fund and its risks and is incorporated by reference (is legally considered part of this Summary Prospectus). The Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund are available online at www.royceinvest.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.royceinvest.com/contact, or by contacting your financial intermediary.

As permitted by SEC regulations, paper copies of each Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.royceinvest.com/funds/30e-3, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive future shareholder reports and other communications from the Fund or your financial intermediary electronically or in paper (free of charge) by notifying your financial intermediary directly or, if you are a direct investor, by calling 1-800-841-1180. Your election to receive reports in paper will apply to all funds held with The Royce Funds or your financial intermediary.

royceinvest.com

Important Notice Regarding Fund Name Change and Change in Investment Policy

for Royce Total Return Fund

The Board of Trustees of The Royce Fund approved name and related investment policy changes for Royce Total Return Fund. Effective July 1, 2022, please be advised that:

•	the name of the Fund will be changing from Royce Total Return Fund to Royce Small-Cap Total Return Fund; and
•	the Fund will invest at least 80% of its net assets in securities of small-cap companies, under normal circumstances.

The operations of the Fund will not change except as described above.

Summary Prospectus | May 1, 2022

Royce Total Return Fund

RYTRX Investment Class Symbol | RYTFX Service Class Symbol | RTRIX Institutional Class Symbol

Investment Goals

Royce Total Return Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a financial intermediary, such as a mutual fund supermarket or broker-dealer, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.20%	0.30%	0.10%
Acquired fund fees and expenses	0.05%	0.05%	0.05%
Total annual Fund operating expenses	1.25%	1.60%	1.15%
Fee waivers and/or expense reimbursements	0.00%	-0.06%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.25%	1.54%	1.15%

The Fund’s total annual operating expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2023.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Service Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$127	$157	$117
3 Years	$397	$499	$365
5 Years	$686	$865	$633
10 Years	$1,511	$1,895	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Royce Total Return Fund

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in dividend-paying securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce believes that regular dividend payments, and/or other methods of returning capital to shareholders such as issuer share repurchases, are often a positive signal that may indicate attractive attributes, including a stable business model, shareholder-friendly management, disciplined capital allocation practices, and a conservative financial culture. The Fund seeks to achieve its investment objectives by primarily investing in companies that pay regular dividends and/or return capital to shareholders. Royce favors companies that fall into one of three investment themes: “Compounder” companies possess what Royce believes are outstanding business models, strong financial characteristics, and above-average growth potential. “Quality Value” companies have attractive profit margins, strong free cash flows, high returns on invested capital, and low leverage that also trade at what Royce believes are attractive valuations. “Special Situations” are companies that may have complex business models and/or require a catalyst for growth, such as spin offs, turnarounds, and/or unrecognized asset values.

The Fund invests at least 65% of its net assets in dividend-paying equity securities, under normal circumstances. In addition, at least 65% of the Fund’s net assets will be invested in equity securities issued by small-cap companies. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by the Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Further, various factors may lead a company to unexpectedly reduce or eliminate dividend payments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2021, the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. In particular, if the Fund overweights its investments in the finance sector or its related industries, the Fund will be more vulnerable to adverse developments affecting finance-related companies, including, among other things, changes in government regulations, interest rate levels, and general economic conditions. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds. Additionally, there is no guarantee that the “Special Situation” companies will take the necessary steps to increase the value of their stocks or that the steps taken will have the intended results. Therefore, securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values. Finally, selecting stocks based, in part, on a history of paying dividends may cause the Fund to underperform relative to similar funds that do not select stocks on this basis.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

2  |   The Royce Fund Summary Prospectus 2022

Royce Total Return Fund

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Value Index, the Fund’s primary benchmark index, and the Russell 2000 Index, the Fund’s secondary benchmark index. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 25.25% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.27% (quarter ended 3/31/20).

Annual Total Returns
As of 12/31/21 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	25.78	9.91	11.17
Return After Taxes on Distributions	17.44	5.41	7.65
Return After Taxes on Distributions and Sale of Fund Shares	19.69	7.02	8.38
Service Class
Return Before Taxes	25.54	9.59	10.86
Institutional Class
Return Before Taxes	25.91	10.01	11.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	28.27	9.07	12.03
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	14.82	12.02	13.23

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Miles Lewis is the Fund’s lead portfolio manager. Portfolio Manager Charles M. Royce manages the Fund with him. They are assisted by Portfolio Manager Joseph Hintz, CFA®. Mr. Lewis became lead portfolio manager on May 1, 2021 and previously was portfolio manager (May 2020-May 2021). Mr. Royce has been portfolio manager since the Fund’s inception. Mr. Hintz became assistant portfolio manager on May 1, 2022.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000. Investment and Service Class shares of the Fund purchased through a third party intermediary, such as a mutual fund supermarket, broker-dealer, bank, or other financial intermediary may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and its related companies may pay such intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2022  |  3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 221-4268.

Statement of Additional Information (“SAI”)

The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 221-4268. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.royceinvest.com

RTR-ISI-0522